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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported) JANUARY 4, 2007

                                 MEDIFAST, INC.
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             (Exact name of registrant as specified in its charter)

              Delaware                  000-23016           13-3714405
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    (State or other jurisdiction       (Commission        (IRS Employer
          of incorporation             File Number)        Ident. No.)
          or organization)

      11445 Cronhill Drive, Owing Mills, Maryland             21117
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       (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (410)-581-8042

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 4, 2007, Medifast, Inc. (the "Company's) announced that Bradley T. MacDonald, Chairman and CEO will transition his CEO responsibilities to Michael
S. McDevitt, President and CFO on March 1, 2007 in connection with its previously announced succession plan.

In addition, Margaret E. MacDonald will become the President and Chief Operating Officer of Medifast Inc on March 1, 2007. Ms. MacDonald is currently the Senior VP of Operations.

A press release announcing the promotion of Michael S. McDevitt and Margaret MacDonald is attached hereto as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits pursuant to Item 5.02

99.1 Press release dated January 4, 2007, announcing the promotion of two principal officers

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MEDIFAST, INC.
Dated: January 4, 2007

                                            /s/ Bradley T. MacDonald
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                                            Bradley T. MacDonald
                                            Chairman and Chief Executive Officer

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